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                                                                   EXHIBIT 99.01

                            BROADBASE SOFTWARE, INC.
                             181 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby appoints Chuck Bay and Rusty Thomas, and each of them, as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock, $0.001 par value, of Broadbase Software, Inc. (the "COMPANY") held of record by the undersigned on November 9, 2000, at the Special Meeting of Stockholders of the Company to be held on Thursday, December 14, 2000, and at any continuations or adjournments thereof.


    This Proxy, when properly executed and returned in a timely manner, will be voted at the meeting and any adjournments or postponements thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR Proposal No. 1, FOR Proposal No. 2, FOR Proposal No. 3 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the meeting.

[X]  Please mark votes as in this example.

The Board of Directors unanimously recommends that you vote FOR Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3.

1. Proposal to approve the issuance of shares of the Company's common stock in connection with its proposed acquisition of Servicesoft, Inc. and adoption of the Company's First Amended and Restated Certificate of Incorporation, which will increase the authorized number of shares of the Company's common stock from 90,000,000 to 350,000,000 shares.

                  [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

2. Proposal to approve an amendment to the Company's 1999 Equity Incentive Plan to increase the number of shares authorized and reserved for issuance under this plan by 4,000,000 shares.

                  [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. Proposal to approve an amendment to the Company's 1999 Employee Stock Purchase Plan to increase the number of shares authorized and reserved for issuance under this plan by 1,000,000 shares.

                  [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

                          (Continued on Reverse Side)
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    In accordance with their judgment, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.
                                                       Date:



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                                                       Signature

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                                                       Date:



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                                                       Signature

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                                                       This Proxy must be signed
                                                       exactly as your name
                                                       appears hereon. If more
                                                       than one name appears,
                                                       all persons so designated
                                                       should sign. Attorneys,
                                                       executors,
                                                       administrators, trustees
                                                       and guardians should
                                                       indicate their
                                                       capacities. If the signer
                                                       is a corporation, please
                                                       print full corporate name
                                                       and indicate capacity of
                                                       duly authorized officer
                                                       executing on behalf of
                                                       the corporation. If the
                                                       signer is a partnership,
                                                       please print full
                                                       partnership name and
                                                       indicate capacity of duly
                                                       authorized person
                                                       executing on behalf of
                                                       the partnership.

                  THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT.